                                                                   Exhibit 10.13

                                 FIRST AMENDMENT
                                       TO
                        ASSET PURCHASE AND SALE AGREEMENT

                                     between

                     WILLIAMS REFINING & MARKETING, L.L.C.,
                      WILLIAMS GENERATING MEMPHIS, L.L.C.,
                        WILLIAMS MEMPHIS TERMINAL, INC.,
                    WILLIAMS PETROLEUM PIPELINE SYSTEMS, INC.
                                       AND
                        WILLIAMS MID-SOUTH PIPELINES, LLC

                                     Sellers

                                       and

                          THE WILLIAMS COMPANIES. INC.

                               Sellers' Guarantor

                                       and

                        THE PREMCOR REFINING GROUP, INC.

                                    Purchaser

                                       and

                                  PREMCOR INC.

                              Purchaser's Guarantor

        This First Amendment is made effective as of January 16, 2003 by and among the Sellers, Sellers' Guarantor, the Purchaser and Purchaser's Guarantor (the "Parties").

                                    RECITALS

        A. The Parties made and entered into that certain Asset Purchase and Sale Agreement as of the 25/th/ day of November, 2002 (the "Asset PSA").

        B. The Parties now desire to amend the Asset PSA as set forth herein.

        In consideration of the matters set forth herein, the Parties agree that the Asset PSA is hereby amended in the following particulars:

     1. Exhibit H - Financing Commitments. First Amended Exhibit H is attached hereto. It replaces and supersedes Exhibit H to the Asset PSA. Pursuant to
Section 5.l(i) of the Asset PSA, First Amended Exhibit H incorporates copies of the Purchaser's financing commitment letters from Blackstone Management Associates III, Occidental C.O.B. Partners, Thomas D. O'Malley, Morgan Stanley Senior Funding, Inc. and Morgan Stanley Capital Group Inc

     2. Schedules 6.2(m) and 6.2(n). First Amended Schedules 6.2(m) and 6.2(n) are attached hereto and replace and supersede Schedules 6.2(m) and 6.2(n) to the Asset PSA.

     3. Sellers Closing Obligations. The first phrase of Section 3.2(a) is amended to read as follows: "Sellers shall deliver to Purchaser or to Purchaser's Affiliates or designees (as specified in writing at least three (3) business days prior to Closing):"

        [THE BALANCE OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK, WITH
                     SIGNATURES APPEARING ON THE NEXT PAGE]

Signature page to that certain First Amendment to Asset Purchase and Sale Agreement between Williams Refining & Marketing, LLC., Williams Generating Memphis, L.L.C., Williams Memphis Terminal, Inc., Williams Petroleum Pipeline Systems, Inc and Williams Mid-South Pipelines, LLC (Sellers), The Williams Companies, Inc. (Sellers' Guarantor) and Premcor Refining Group, Inc. (Purchaser) and Premcor Inc. (Purchaser's Guarantor)

        IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the date first above written.

"Purchaser"                                          "Sellers"
The Premcor Refining Group, Inc.                     Williams Refining & Marketing, L.L.C.

By: /s/ Michael Gayda                                By: ____________________________________
    --------------------------------------               Name: ______________________________
    Name: Michael Gayda                                  Title: _____________________________
         ---------------------------------
    Title: Senior V.P.                               Williams Generating Memphis, L.L.C.
          --------------------------------

"Purchaser's Guarantor"                              By: ____________________________________
                                                         Name: ______________________________
Premcor Inc.                                             Title: _____________________________

By: /s/ Michael Gayda                                Williams Memphis Terminal, Inc.
    --------------------------------------
    Name: Michael Gayda
         ---------------------------------           By: ____________________________________
    Title: Senior V.P. and General Counsel               Name: ______________________________
          --------------------------------               Title: _____________________________

                                                     Williams Petroleum Pipeline Systems, Inc.

                                                     By: ____________________________________
                                                         Name: ______________________________
                                                         Title:  ____________________________
"Sellers' Guarantor"

 The Williams Companies, Inc.                        Williams Mid-South Pipeline, LLC

By: ______________________________________           By: ____________________________________
    Name: ________________________________               Name: ______________________________
    Title: _______________________________               Title: _____________________________

Signature page to that certain First Amendment to Asset Purchase and Sale Agreement between Williams Refining & Marketing, LLC., Williams Generating Memphis, L.L.C., Williams Memphis Terminal, Inc., Williams Petroleum Pipeline Systems, Inc. and Williams Mid-South Pipelines, LLC (Sellers), The Williams Companies, Inc. (Sellers' Guarantor) and Premcor Refining Group, Inc. (Purchaser) and Premcor Inc. (Purchaser's Guarantor)

        IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the date first above written.

"Purchaser"                                          "Sellers"
The Premcor Refining Group, Inc.                     Williams Refining & Marketing, L.L.C.

By: ______________________________________           By: /s/ Randy M. Newcomer
    Name: ________________________________               ------------------------------------
    Title: _______________________________               Name: Randy M. Newcomer
                                                               ------------------------------
                                                         Title: President
                                                                -----------------------------

                                                     Williams Generating Memphis, L.L.C.
"Purchaser's Guarantor"
                                                     By: /s/ Randy M. Newcomer
Premcor Inc.                                             ------------------------------------
                                                         Name: Randy M. Newcomer
                                                               ------------------------------
                                                         Title: President
                                                                -----------------------------

By: ______________________________________           Williams Memphis Terminal, Inc.
    Name: ________________________________
    Title: _______________________________           By: /s/ Randy M. Newcomer
                                                         ------------------------------------
                                                         Name: Randy M. Newcomer
                                                               ------------------------------
                                                         Title: President
                                                                -----------------------------

                                                     Williams Petroleum Pipeline Systems, Inc.

                                                     By: /s/ Randy M. Newcomer
                                                         ------------------------------------
                                                         Name: Randy M. Newcomer
                                                               ------------------------------
                                                         Title: Vice President
                                                                -----------------------------

"Sellers' Guarantor"
                                                     Williams Mid-South Pipeline, LLC
 The Williams Companies, Inc.
                                                     By: /s/ Randy M. Newcomer
    /s/ Philip D. Wright                                 ------------------------------------
By: --------------------------------------               Name: Randy M. Newcomer
    Name: Philip D. Wright                                     ------------------------------
          --------------------------------               Title: President
    Title: Chief Restructuring Officer                          -----------------------------
           -------------------------------

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